Exhibit 10.3(f)

Execution Copy

SIXTH AMENDMENT TO CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT, dated as of August 31, 2010 (this “Amendment” or this “Sixth Amendment”), among Mitel Networks, Inc. (“MNI”), Mitel US Holdings, Inc. (“Holdings”), Mitel (Delaware), Inc. (formerly known as Inter-Tel (Delaware), Incorporated) (together with MM and Holdings, each, a “U.S. Borrower” and collectively, the “U.S. Borrowers”), Mitel Networks Corporation (the “Canadian Borrower” and together with the U.S. Borrowers, each a “Borrower” and collectively, the “Borrowers”), the various financial institutions and other Persons (including Canadian Facility Lenders acting through their U.S. branches, agencies or Affiliates (each as defined in the Credit Agreement referred to below)) listed on the signature pages hereof (each a “Lender” and collectively, the “Lenders”), and Wilmington Trust FSB (as successor in interest to Morgan Stanley Senior Funding, Inc.), as the U.S. Administrative Agent (in such capacity, the “U.S. Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, the U.S. Administrative Agent, Wilmington Trust FSB, as the Collateral Agent (in such capacity, the “Collateral Agent”), Wilmington Trust FSB, as Canadian Administrative Agent (in such capacity, the “Canadian Administrative Agent”), among others, are all parties to the First Lien Credit Agreement, dated as of August 16, 2007 (as amended or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as amended by this Amendment and as further amended or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested that the Lenders amend certain provisions of the Existing Credit Agreement, including to permit cash proceeds received under the employee stock option plans described on Annex I hereto (the “Employee Stock Option Plans”) to be applied as prepayments of Loans on a quarterly basis and the Required Lenders are willing to agree to such amendments, subject to the terms and conditions contained herein;

NOW, THEREFORE, the parties hereto covenant and agree as follows:

SECTION 1.1. Defined Terms Generally. Unless otherwise defined herein, capitalized terms used herein have the meanings provided therefore in the Existing Credit Agreement.

SECTION 1.2. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Amendment” and “Sixth Amendment” are defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the first recital.

“Sixth Amendment Effective Date” is defined in Article III.

ARTICLE II

AMENDMENTS TO EXISTING CREDIT AGREEMENT

SECTION 2.1. The Existing Credit Agreement is hereby amended as follows:

SECTION 2.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

“Employee Stock Option Plans” means the plans offered by the Parent to its employees, officers, directors and consultants pursuant to which such employees, officers, directors and consultants have the option to purchase Capital Securities of the Parent, all as described in Annex I to the Sixth Amendment.

“Sixth Amendment” means the Sixth Amendment to the Credit Agreement, dated as of August 31, 2010, among the Borrowers and the Lenders party thereto.

“Sixth Amendment Effective Date” means the Sixth Amendment Effective Date as that term is defined in the Sixth Amendment.

SECTION 2.1.2. Clause (d) of Section 3.1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(d) concurrently with the receipt by the Parent or any of its Subsidiaries of any Net Equity Proceeds or Net Debt Proceeds, the Borrowers shall make, or cause to be made, a mandatory prepayment of the Loans in an amount equal to 40% of such Net Equity Proceeds (provided that such percentage shall be reduced to 0% if the Leverage Ratio set forth in the Compliance Certificate delivered pursuant to clause (c) of Section 7.1.1 by the Parent to the Administrative Agents immediately preceding the event giving rise to the Net Equity Proceeds was less than 3.00:1) and 100% of such Net Debt Proceeds provided that (x) with respect to any Net Equity Proceeds received in respect of or related to the Employee Stock Purchase Plan, such prepayment shall only be required to be made on the last day of the Fiscal Quarter in which any loans made to fund purchases under the Employee Stock Purchase Plan have been repaid to the Parent or any of its Subsidiaries and no prepayments shall be required to be made hereunder at the time that Capital Securities are issued in accordance with the Employee Stock Purchase Plan; and (y) with respect to any Net Equity Proceeds received by the Parent or any of its Subsidiaries in any Fiscal Quarter in respect of or related to the Employee Stock Option Plans, such prepayment shall only be required to be made on the earlier of (i) the day that is 30 days after the last day of such Fiscal Quarter; and (ii) the day that is 5 Business Days after the total aggregate of such Net Equity Proceeds received in such Fiscal Quarter exceeds $1,000,000, or the Canadian Dollar Equivalent thereof, and no prepayments shall be required to be made hereunder at the time that Capital Securities are purchased in accordance with the Employee Stock Option Plans. Once a mandatory prepayment has been made pursuant to part (y)(ii) above in any Fiscal Quarter then such Net Equity Proceeds shall no longer be considered when determining if additional mandatory prepayments are required to be made in accordance with part (y)(ii) above for the remainder of such Fiscal Quarter.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1. Conditions to Effectiveness. This Amendment shall become effective upon the prior or simultaneous satisfaction of each of the following conditions in a manner reasonably satisfactory to the Administrative Agent (the date when all such conditions are so satisfied being the “Sixth Amendment Effective Date”):

SECTION 3.1.1. Counterparts. The Administrative Agent shall have received counterparts to this Amendment, executed by the Borrowers and the Required Lenders.

SECTION 3.1.2. Certificate of Authorized Officer. The Borrowers shall have delivered certificates of Authorized Officers, solely in their capacity as Authorized Officers of the Borrowers, certifying that, both immediately before and after giving effect to the this Amendment on the Sixth Amendment Effective Date, the statements set forth in Article IV hereof are true and correct.

SECTION 3.1.3. Obligor Acknowledgment and Consent. The Parent and each Obligor (other than the Borrowers) shall execute and deliver an Acknowledgment and Consent in substantially the form of Annex II hereto.

SECTION 3.1.4. Legal Matters. All legal matters incident to this Amendment shall be satisfactory to the U.S. Administrative Agent and its counsel.

SECTION 3.1.5. Payment of Expenses. The Borrowers shall have paid all reasonable fees, costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and the administration of the Credit Agreement, including without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

To induce the Lenders to enter into this Amendment, the Borrowers represent and warrant to the Lenders as set forth below:

SECTION 4.1. Representations and Warranties, No Event of Default. The representations and warranties contained herein, in Article VI of the Credit Agreement and in each other Loan Document, certificate or other writing delivered by or on behalf of any Obligor to any Secured Party on or prior to the Sixth Amendment Effective Date are true and correct in all material respects on and as of such date as though made on and as of such date (except that any representation and warranty expressly made as of a specific date shall be true and correct only as of such specific date), and no Default or Event of Default shall have occurred, assuming effectiveness of this Amendment, and be continuing on the Sixth Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

SECTION 4.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by each Obligor of this Amendment, the Credit Agreement as amended hereby and each Loan Document executed or to be executed by it are in each case within such Person’s powers, have been duly authorized by all necessary action, and do not (a) contravene any (i) Obligor’s Organic Documents, (ii) court decree or order binding on or affecting any Obligor or (iii) law or governmental regulation binding on or affecting any Obligor; or (b) result in (i) or require the creation or imposition of any Lien on any Obligor’s properties (except as permitted by the Credit Agreement) or (ii) a default under any material contractual restriction binding on or affecting any Obligor.

SECTION 4.3. Government Approval. Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than those that have been, or on the Sixth Amendment Effective Date will be, duly obtained or made and which are, or on the Sixth Amendment Effective Date will be, in full force and effect) is required for the consummation of this Amendment or the Credit Agreement as amended hereby or the due execution, delivery or performance by any Obligor of this Amendment, the Credit Agreement as amended hereby or any Loan Document to which it is a party.

SECTION 4.4. Validity, etc. This Amendment, the Credit Agreement (as amended hereby) and each Loan Document to which any Obligor is a party constitutes the legal, valid and binding obligations of such Obligor, enforceable against such Obligor in accordance with their respective terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity).

ARTICLE V

CONTINUED EFFECTIVENESS OF CREDIT AGREEMENT

SECTION 5.1. Continued Effectiveness of Credit Agreement. Each Borrower hereby (a) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Sixth Amendment Effective Date all references in any such Loan Document to the “Credit Agreement,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, or grant to the Collateral Agent, a Lien on any collateral as security for the Obligations of the Borrowers from time to time existing in respect of the Credit Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is ratified and confirmed in all respects.

ARTICLE VI

MISCELLANEOUS

SECTION 6.1. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile (or other electronic transmission) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6.2. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

SECTION 6.3. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 6.4. Loan Document Pursuant to Credit Agreement. This Amendment constitutes a “Loan Document” under the Credit Agreement. Accordingly, it shall be an Event of Default under the Credit Agreement if (a) any representation or warranty made by an Obligor under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (b) an Obligor shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

SECTION 6.5. No Waiver. Except as expressly set forth herein, this Amendment is not, and shall not be deemed to be, a waiver of or consent to any Event of Default, event with which the giving of notice or lapse of time or both may result in an Event of Default, or other non-compliance now existing or hereafter arising under the Credit Agreement and the other Loan Documents.

SECTION 6.6. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 6.7. Fees and Expenses. The Borrowers shall pay on demand all out-of-pocket costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment, including without limitation, the reasonable fees and expenses and other reasonable charges of legal counsel to the Agents.

SECTION 6.8. WAIVER OF JURY TRIAL. EACH ADMINISTRATIVE AGENT, EACH LENDER, EACH ISSUER AND EACH BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF SUCH ADMINISTRATIVE AGENT, SUCH LENDER, SUCH ISSUER OR SUCH BORROWER IN CONNECTION THEREWITH. EACH BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH ADMINISTRATIVE AGENT, EACH LENDER AND EACH ISSUER ENTERING INTO THE LOAN DOCUMENTS. EACH PARTY HERETO CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Sixth Amendment as of the date first above written.

MITEL NETWORKS CORPORATION

By:
Name: Douglas McCarthy
Title: VP FINANCE & TREASURER

MITEL NETWORKS, INC.

By:
Name: Douglas McCarthy
Title: VICE PRESIDENT

MITEL US HOLDINGS, INC.

By:
Name: Douglas McCarthy
Title: TREASURER

MITEL (DELAWARE), INC.

By:
Name: Steven E. Spooner
Title:

WILMINGTON TRUST FSB, as the U.S. Administrative Agent and a Lender

By:
Name: James A. Hanley
Title: Vice President

MORGAN STANLEY SENIOR FUNDING, INC.

By:
Name: STEPHEN B. KING
Title: VP

MORGAN STANLEY BANK, N.A.

By:
Name: STEPHEN B. KING
Title: Authorized Signatory

SPECIAL VALUE CONTINUATION PARTNERS, LP, as a Lender

By:	TENNENBAUM CAPITAL PARTNERS, LLC
Its:	Investment Manager

By:
Name:	Rajneesh Vig
Title:	Partner

SPECIAL VALUE OPPORTUNITIES FUND, LLC, as a Lender

By:	TENNENBAUM CAPITAL PARTNERS, LLC
Its:	Investment Manager

By:
Name:	Rajneesh Vig
Title:	Partner

SPECIAL VALUE EXPANSION FUND, LLC, as a Lender

By:	TENNENBAUM CAPITAL PARTNERS, LLC
Its:	Investment Manager

By:
Name:	Rajneesh Vig
Title:	Partner

TENNENBAUM OPPORTUNITIES PARTNERS V, LP, as a Lender

By:	TENNENBAUM CAPITAL PARTNERS, LLC
Its:	Investment Manager

By:
Name:	Rajneesh Vig
Title:	Partner

TENNENBAUM MULTI-STRATEGY MASTER FUND, as a Lender

By:	TENNENBAUM CAPITAL PARTNERS, LLC
Its:	Investment Advisor

By:
Name:	Eric Pagel
Title:	Partner

ANNEX I

EMPLOYEE STOCK OPTION PLANS

1. There are currently two Employee Stock Option Plans in effect for the Parent and its Subsidiaries, the 2001 Stock Option Plan and the 2006 Equity Incentive Plan.

2. The 2001 Stock Option Plan provides for the grant of options to acquire common shares of the Parent to certain employees, directors and consultants of the Parent and its Subsidiaries and has been in effect since March 2001. As of June 30, 2010 there were options to acquire 906,629 common shares granted under the 2001 Stock Option Plan.

2. The 2001 Stock Option Plan provides that, unless otherwise determined by the compensation committee, one-quarter of the common shares that an option holder is entitled to purchase become eligible for purchase on each of the first, second, third and fourth anniversaries of the date of grant, and that options expire on the fifth anniversary of the date of grant.

3. No new options will be granted under the 2001 Stock Option Plan and all future equity awards will be granted under the 2006 Equity Incentive Plan. All existing options that have been previously granted under the 2001 Stock Option Plan will continue to be governed under that plan until exercise, termination or expiry.

4. The 2006 Equity Incentive Plan provides for the grant of options to acquire common shares of the Parent to certain employees, directors and consultants of the Parent and its Subsidiaries and has been in effect since on or about September 7, 2006. As of June 30, 2010 options to acquire 1,720,222 common shares were issued and outstanding under the 2006 Equity Incentive Plan.

5. The 2006 Equity Incentive Plan provides that, unless otherwise determined by the compensation committee, one-quarter of the common shares that an option holder is entitled to purchase become eligible for purchase on each of the first, second, third and fourth anniversaries of the date of grant, and that options expire on the fifth anniversary of the date of grant. The 2006 Equity Incentive Plan was amended on March 5, 2010 such that, unless otherwise determined by the compensation committee, any options granted after that date will vest as to one-sixteenth of the common shares that an option holder is entitled to purchase on the date which is three months after the date of grant and on each subsequent quarter, and that options expire on the seventh anniversary of the date of grant. The 2006 Equity Incentive Plan provides that in no event may an option remain exercisable beyond the tenth anniversary of the date of grant.

4. The aggregate number of common shares that may be issued under the 2001 Stock Option Plan and the 2006 Equity Incentive Plan is 5,600,000 common shares provided that an additional number of common shares of up to three percent of the number of common shares then outstanding may be added to such initial maximum each year for three years in the discretion of the compensation committee. As of June 30, 2010 options to acquire 2,626,851 common shares were issued and outstanding under the 2006 Equity Incentive Plan and the 2001 Stock Option Plan.

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ANNEX II

ACKNOWLEDGEMENT AND CONSENT

Form of Acknowledgment and Consent

Reference is made to the Credit Agreement, dated as of August 16, 2007 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among Mitel Networks, Inc. (“MNI”), Mitel US Holdings, Inc. (“Holdings”), and Mitel (Delaware), Inc. (formerly known as Inter-Tel (Delaware), Incorporated) (“MDI”, and together with MM, and Holdings, each, a “U.S. Borrower” and collectively, the “U.S. Borrowers”), Mitel Networks Corporation (the “Canadian Borrower” and together with the U.S. Borrowers, each a “Borrower” and collectively, the “Borrowers”), the various financial institutions and other Persons (including Canadian Facility Lenders acting through their U.S. branches, agencies or Affiliates) listed on the signature pages hereof (each a “Lender” and collectively, the “Lenders”), Wilmington Trust FSB, as the U.S. Administrative Agent, the Canadian Administrative Agent and the Collateral Agent thereunder (as successor in interest to Morgan Stanley Senior Funding, Inc., Morgan Stanley Senior Funding (Nova Scotia) Co. and Morgan Stanley & Co. Incorporated), and the other agents party thereto, and (ii) the Sixth Amendment to Credit Agreement, dated as of August 31, 2010 (the “Sixth Amendment”; the Existing Credit Agreement as subsequently amended or otherwise modified, including pursuant to the Sixth Amendment, being herein referred to as the “Credit Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the same meanings given thereto in the Credit Agreement.

Each of the undersigned hereby certifies, represents and warrants as follows:

(a) It is a Guarantor and a party to one or more Loan Documents.

(b) It acknowledges and consents to the terms of, and the execution, delivery and performance by the Borrowers of, the Sixth Amendment.

(c) It hereby reaffirms, as of the Sixth Amendment Effective Date, that immediately after giving effect to the Sixth Amendment, each of the following remain in full force and effect: (i) the covenants and agreements made by it and contained in each Loan Document to which it is a party, (ii) with respect to the Guaranty to which it is party, its guarantee of payment of the Obligations pursuant to the terms of such Guaranty, and (iii) with respect to each Security Agreement, Mortgage or any other security or collateral document to which it is a party, its pledges and other grants of Liens in respect of the Obligations pursuant to the terms of any such Loan Document.

(d) It hereby represents and warrants, as of the Sixth Amendment Effective Date, that immediately after giving effect to the Sixth Amendment, each Loan Document to which it is a party continues to be a legal, valid and binding obligation of such Guarantor, enforceable against such party in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(e) It hereby represents and warrants, as of the Sixth Amendment Effective Date, that both before and after giving effect to the Sixth Amendment, the representations and warranties set forth in

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each Loan Document to which it is a party are, in each case, true and correct (i) in the case of representations and warranties not qualified by references to “materiality” or a Material Adverse Effect, in all material respects and (ii) otherwise, in all respects, in each case with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Acknowledgment and Consent as of the — day of —, 2010.

[NAME OF GUARANTOR]

By:

Name:

Title:

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ACKNOWLEDGEMENT AND CONSENT

Reference is made to the Credit Agreement, dated as of August 16, 2007 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among Mitel Networks, Inc. (“MNI”), Mitel US Holdings, Inc. (“Holdings”), and Mitel (Delaware), Inc. (formerly known as Inter-Tel (Delaware), Incorporated) (“MDI”, and together with MNI, and Holdings, each, a “U.S. Borrower” and collectively, the “U.S. Borrowers”), Mitel Networks Corporation (the “Canadian Borrower” and together with the U.S. Borrowers, each a “Borrower” and collectively, the “Borrowers”), the various financial institutions and other Persons (including Canadian Facility Lenders acting through their U.S. branches, agencies or Affiliates) listed on the signature pages hereof (each a “Lender” and collectively, the “Lenders”), Wilmington Trust FSB, as the U.S. Administrative Agent, the Canadian Administrative Agent and the Collateral Agent thereunder (as successor in interest to Morgan Stanley Senior Funding, Inc., Morgan Stanley Senior Funding (Nova Scotia) Co. and Morgan Stanley & Co. Incorporated), and the other agents party thereto, and (ii) the Sixth Amendment to Credit Agreement, dated as of August 31, 2010 (the “Sixth Amendment”; the Existing Credit Agreement as subsequently amended or otherwise modified, including pursuant to the Sixth Amendment, being herein referred to as the “Credit Agreement”). Unless otherwise defined herein, capitalized terms used herein shall have the same meanings given thereto in the Credit Agreement.

Each of the undersigned hereby certifies, represents and warrants as follows:

(a) It is a Guarantor and a party to one or more Loan Documents.

(b) It acknowledges and consents to the terms of, and the execution, delivery and performance by the Borrowers of, the Sixth Amendment.

(c) It hereby reaffirms, as of the Sixth Amendment Effective Date, that immediately after giving effect to the Sixth Amendment, each of the following remain in full force and effect: (i) the covenants and agreements made by it and contained in each Loan Document to which it is a party, (ii) with respect to the Guaranty to which it is party, its guarantee of payment of the Obligations pursuant to the terms of such Guaranty, and (iii) with respect to each Security Agreement, Mortgage or any other security or collateral document to which it is a party, its pledges and other grants of Liens in respect of the Obligations pursuant to the terms of any such Loan Document.

(d) It hereby represents and warrants, as of the Sixth Amendment Effective Date, that immediately after giving effect to the Sixth Amendment, each Loan Document to which it is a party continues to be a legal, valid and binding obligation of such Guarantor, enforceable against such party in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(e) It hereby represents and warrants, as of the Sixth Amendment Effective Date, that both before and after giving effect to the Sixth Amendment, the representations and warranties set forth in each Loan Document to which it is a party are, in each case, true and correct (i) in the case of

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representations and warranties not qualified by references to “materiality” or a Material Adverse Effect, in all material respects and (ii) otherwise, in all respects, in each case with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Acknowledgement and Consent as of the 31st day of August, 2010.

MITEL NETWORKS LIMITED

By:
Name: Steven E. Spooner
Title:

MITEL NETWORKS HOLDINGS LIMITED

By:
Name: Steven E. Spooner
Title:

INTER-TEL EUROPE LIMITED

By:
Name: Steven E. Spooner
Title:

SWAN SOLUTIONS LIMITED

By:
Name: Steven E. Spooner
Title:

[ACKNOWLEDGEMENT – SIXTH AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Acknowledgement and Consent as of the 31st day of August, 2010.

MITEL NETSOLUTIONS, INC.

By:
Name: Steven E. Spooner
Title:

MITEL TECHNOLOGIES, INC.

By:
Name: Steven E. Spooner
Title:

MITEL LEASING, INC,

By:
Name: Douglas McCarthy
Title: Director

[ACKNOWLEDGEMENT – SIXTH AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Acknowledgement and Consent as of the 31st day of August, 2010.

INTER-TEL LAKE LIMITED

By:
Name: Steven E. Spooner
Title:

LAKE COMMUNICATIONS LIMITED

By:
Name: Steven E. Spooner
Title:

[ACKNOWLEDGEMENT – SIXTH AMENDMENT TO FIRST LIEN CREDIT AGREEMENT]

CERTIFICATE OF AUTHORIZED OFFICER

Reference is made to the Sixth Amendment to the First Lien Credit Agreement, dated as of August 31, 2010 (the “Amendment” or the “Sixth Amendment”), among Mitel Networks, Inc. (“MNI”), Mitel US Holdings, Inc. (“Holdings”), Mitel (Delaware), Inc. (together with MNI and Holdings, each, a “U.S. Borrower” and collectively, the “U.S. Borrowers”) and Mitel Networks Corporation (the “Canadian Borrower” and together with the U.S. Borrowers, each a “Borrower” and collectively, the “Borrowers”), certain of the Lenders and Wilmington Trust FSB, as U.S. Administrative Agent. Unless otherwise defined herein, terms used herein have the meanings provided in the Sixth Amendment.

The undersigned hereby certifies solely in his or her capacity as an Authorized Officer (as defined in the Credit Agreement) of MNI and not in his or her individual capacity, that, both immediately before and after giving effect to the Sixth Amendment on the Sixth Amendment Effective Date that the statements set forth in Article IV of the Sixth Amendment are true and correct.

IN WITNESS WHEREOF, each of the undersigned has caused this Certificate to be executed and delivered as of the date first written above.

Authorized Officer of Mitel Networks, Inc.

CERTIFICATE OF AUTHORIZED OFFICER

Reference is made to the Sixth Amendment to the First Lien Credit Agreement, dated as of August 31, 2010 (the “Amendment” or the “Sixth Amendment”), among Mitel Networks, Inc. (“MNI”). Mitel US Holdings, Inc. (“Holdings”). Mitel (Delaware), Inc. (together with MNI and Holdings, each, a “U.S. Borrower” and collectively, the “U.S. Borrowers”) and Mitel Networks Corporation (the “Canadian Borrower” and together with the U.S. Borrowers, each a “Borrower” and collectively, the “Borrowers”), certain of the Lenders and Wilmington Trust FSB, as U.S. Administrative Agent. Unless otherwise defined herein, terms used herein have the meanings provided in the Sixth Amendment.

The undersigned hereby certifies solely in his or her capacity as an Authorized Officer (as defined in the Credit Agreement) of Mitel (Delaware), Inc. and not in his or her individual capacity, that, both immediately before and after giving effect to the Sixth Amendment on the Sixth Amendment Effective Date that the statements set forth in Article IV of the Sixth Amendment are true and correct.

IN WITNESS WHEREOF, each of the undersigned has caused this Certificate to be executed and delivered as of the date first written above.

Authorized Officer of Mitel (Delaware), Inc.

CERTIFICATE OF AUTHORIZED OFFICER

Reference is made to the Sixth Amendment to the First Lien Credit Agreement, dated as of August 31, 2010 (the “Amendment” or the “Sixth Amendment”), among Mitel Networks, Inc. (“MNI”), Mitel US Holdings, Inc. (“Holdings”). Mitel (Delaware), Inc. (together with MNI and Holdings, each, a “U.S. Borrower” and collectively, the “U.S. Borrowers”) and Mitel Networks Corporation (the “Canadian Borrower” and together with the U.S. Borrowers, each a “Borrower” and collectively, the “Borrowers”), certain of the Lenders and Wilmington Trust FSB, as U.S. Administrative Agent (in such capacity, the “US. Administrative Agent”). Unless otherwise defined herein, terms used herein have the meanings provided in the Sixth Amendment.

The undersigned hereby certifies solely in his or her capacity as an Authorized Officer (as defined in the Credit Agreement) of Holdings and not in his or her individual capacity, that, both immediately before and after giving effect to the Sixth Amendment on the Sixth Amendment Effective Date that the statements set forth in Article IV of the Sixth Amendment are true and correct.

IN WITNESS WHEREOF, each of the undersigned has caused this Certificate to be executed and delivered as of the date first written above.

Authorized Officer of Mitel US Holdings, Inc.

CERTIFICATE OF AUTHORIZED OFFICER

Reference is made to the Sixth Amendment to the First Lien Credit Agreement, dated as of August 31, 2010 (the “Amendment” or the “Sixth Amendment”), among Mitel Networks, Inc. (“MNI”), Mitel US Holdings, Inc. (“Holdings”), Mitel (Delaware), Inc. (together with MNI and Holdings, each, a “U.S. Borrower” and collectively, the “U.S. Borrowers”) and Mitel Networks Corporation (the “Canadian Borrower” and together with the U.S. Borrowers, each a “Borrower” and collectively, the “Borrowers”), certain of the Lenders and Wilmington Trust FSB, as U.S. Administrative Agent. Unless otherwise defined herein, terms used herein have the meanings provided in the Sixth Amendment.

The undersigned hereby certifies solely in his or her capacity as an Authorized Officer (as defined in the Credit Agreement) of Mitel Networks Corporation and not in his or her individual capacity, that, both immediately before and after giving effect to the Sixth Amendment on the Sixth Amendment Effective Date that the statements set forth in Article IV of the Sixth Amendment are true and correct.

IN WITNESS WHEREOF, each of the undersigned has caused this Certificate to be executed and delivered as of the date first written above.

Authorized Officer of Mitel Networks Corporation